UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 30, 2002
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Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2002, relating to the Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2002-NC2)

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             (Exact name of registrant as specified in its charter)


        Delaware                    333-59060-11               13-3291626
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (212) 296-7000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
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      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2002-NC2. On April 30, 2002, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Provident Bank, as servicer, NC Capital Corporation, as responsible party and U.S. Bank National Association, as trustee, of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2002-NC2 (the "Certificates"), issued in two classes. The Class A-2 and Class B-1 Certificates, with an aggregate scheduled principal balance as of April 30, 2002 of $224,528,388.00 were sold to Morgan Stanley & Co. Incorporated, Blaylock & Partners, L.P. and Utendahl Capital Partners, L.P. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement dated as of April 25, 2002 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2002                        MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.


                                          By:  /s/ Cecilia Tarrant
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                                             Name:   Cecilia Tarrant
                                             Title:  Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.                     Description                                Page
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4                               Pooling and Servicing Agreement            6

                                                                       EXHIBIT 4